Post Q1 2011 Investor Meetings

The following information contains, or may be deemed to contain,
"forward-looking statements" (as defined in the U.S. Private Securities Litigation
Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of Noranda may vary from the results expressed in, or implied by, the following forward looking statements, possibly to a material degree. For a discussion of some of the important factors that could cause the Noranda results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the SEC, including our annual report on Form 10-K.
Forward Looking Statements

Mr. Mahoney was appointed Chief Financial Officer in May 2009
Mr. Mahoney has over 24 years of cyclical industry experience in senior financial management positions for semiconductor and
electrical components companies including Hi-P International
Limited and Molex Inc.
Mr. Mahoney received a BA in Economics and History from the
University of Virginia and an MBA from the University of Michigan
President
and
Chief Executive
Officer
Robert B. Mahoney
Mr. Smith was appointed President, Chief Executive Officer and
Director in 2008
Mr. Smith has diverse leadership experience, including various management assignments with The Dow Chemical Company and
positions as COO of Resolution Performance Products and CEO of
Covalence Specialty Materials
Mr. Smith holds a BA in Chemistry and an MBA from Harvard
University
Layle “Kip” Smith

Management Attendees
Chief Financial
Officer

•
Global economic growth drives positive aluminum fundamentals
•
Our operating model is leveraged to the aluminum prices
–
We are fully integrated, from bauxite to aluminum foil
–
We have cost effective, globally competitive assets
–
We choose to manage with a focus on productivity
–
We drive a value-added growth strategy
•
We have financial capacity and flexibility to support growth
–
We have a highly flexible capital structure with no near-term maturities, undrawn revolver and no maintenance covenants
–
Our ratio of net debt to LTM adjusted EBITDA was 1.5x at Q1 2011
Key Investment Messages

NORANDA ALUMINUM HOLDING CORPORATION

$300
$250
$200
$150
$100
$50
$0
$ in millions
$158
$148
$245
LTM Q1 09
LTM Q1 10
LTM Q1 11

$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$ per pound
$0.86
$0.74
$0.68
LTM Q1 09
LTM Q1 10
LTM Q1 11

$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
$ in millions
($6)
$36
$75
LTM Q1 09
LTM Q1 10
LTM Q1 11

$80
$60
$40
$20
$0
-$20
-$40
-$60
-$80
-$100
$ in millions
($72)
($83)
$67
LTM Q1 09
LTM Q1 10
LTM Q1 11

Produced Financial Success in 2010, Continued in Q1 2011
LTM Net Income Excluding Special Items LTM Operating Cash Flow, Excluding Aluminum Hedges
LTM Integrated Primary Aluminum Net Cash Cost LTM Adjusted EBITDA

Key Investment Highlights
We are well positioned to take advantage of favorable medium- and long-term fundamentals
Integrated,
Cost Effective
Assets
Profitable Growth
& Productivity
Experienced
Management
Team
Favorable
Industry
Dynamics
Strong
Financial
Profile and
Performance

FAVORABLE INDUSTRY DYNAMICS

$ per pound
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
2011
2012
2013
2014
Harbor*
5/20/11 Fwd
CRU**

(annual % change)
GROWTH RATE 2004-2009
GROWTH RATE 2010-2015
25
20
15
10
5
0
-5
World Total 4.0 10.2
China 18.5 12.3
North America -4.8 4.0
Asia exc China & Japan 5.5 11.4
West Europe -2.1 5.7
East Europe 0.7 11.1
Japan -4.7 6.6
Latin America 3.4 11.8
Source: HARBOR intelligence

Aluminum Consumption Growth vs. Global GDP Growth from '90-'09
3.0
2.0
1.0
0.0
Aluminum 2.5
Copper 1.8
Zinc 1.7
Nickel 1.6

• Global aluminum demand is expected to
continue to grow
– Global economic growth
– Higher standards of living and increased
demand from emerging markets
• Aluminum is highly correlated with GDP
growth
– Favorable substitution trends
– Rapid urbanization
– Environmental consciousness
*Source: Harbor Intelligence; 5 Al analysts most accurate from 2001 through 2010, as of May 19, 2011.
** Source: CRU Aluminum Quarterly, as of April 26, 2010.
Global economic growth drives positive aluminum fundamentals
Forecasts of Average Annual LME
Beta to Global GDP

Regional Global Aluminum Demand Forecast
Source: CRU

FAVORABLE INDUSTRY DYNAMICS

Europe
China
Asia (ex. China)
North America
0
2
4
6
8
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11

Source: *HARBOR intelligence* with LME, SHFE, IAI, NYMEX, SMM, SRB and Bloomberg data.

1st Quartile
2nd Quartile
New Madrid
3rd Quartile
4th Quartile
China
Rest of World
Cost ($/tonne)
$0
$500
$1,000
$1,500
$2,000
$2,500
Cumulative Production (000's tonnes)
0
1,500
3,000
4,500
6,000
7,500
9,000
10,500
12,000
13,500
15,000
16,500
18,000
19,500
21,000
22,500
24,000
25,500
27,000
28,500
30,000
31,500
33,000
34,500
36,000
37,500
39,000
40,500

World Aluminum Smelter Business Costs for 2010
(1)

•
Though aluminum inventory levels
remain elevated, physical availability is
tight, indicating inventories supported
by financing arrangements
•
Rising global smelter costs help to
place a natural floor for the aluminum
metal price
New Madrid smelter is in 2
nd
quartile
“Cost push” and supply constraints expected to support LME prices
(1) CRU Data March 14, 2011.
Visible  Aluminum Inventories by Region (mmt)

Key Investment Highlights
Exhibited significant ability to create value across the cycle

Integrated,
Cost Effective
Assets
Profitable Growth
& Productivity
Experienced
Management
Team
Favorable
Industry
Dynamics
Strong
Financial
Profile and
Performance

Downstream Business
Downstream Business
Annual Capacity:  495mm lbs (2)
St. Ann
Bauxite Mine
New Madrid
Aluminum
Smelter
Newport
Rolling Mills
Salisbury
Rolling Mills
East
Mill
West
Mill
Huntingdon
Rolling Mills
Bauxite
Discovery Bay,
Jamaica
4.5mm Mt
Alumina
Gramercy, LA
1.2mm Mt
Aluminum
Primary  Metal
New Madrid, MO
263k Mt (580mm lbs)
(1)
Fin stock (HVAC) and Auto, Semi-Rigid Container Stock, Flexible Packaging,
Transformer Windings
Huntingdon, TN
Huntingdon West
235mm lbs
(2)
Huntingdon East
130mm lbs
(2)
Newport, AR
35mm lbs
(2)
Salisbury, NC
95mm lbs
(2)
Products:
Location:
Annual
Capacity:
Upstream Business
Upstream Business
Annual Capacity: 580mm lbs
LTM Q1 2011 Cash Cost was $0.68
Gramercy
Refinery
Revenue
Drivers:
Volume & LME Residential construction / remodeling, packaging, U.S. consumer
(1) According to CRU’s March 2011 production forecasts, at full capacity New Madrid represents 15% of U.S. primary aluminum production.
(2) Maximum capacity, with actual capacity depending upon production mix.
Noranda’s Integrated Footprint

Vertically Integrated Upstream Business
Primary
Aluminum
Alumina
Noranda
Bauxite
Mine
Noranda
Alumina
Refinery
New Madrid
Primary Aluminum
Smelter
Bauxite
Integration drives leverage to LME, secure supply and expanded cost-cutting opportunities
•
The integration of our Upstream Business is the lynchpin to our strategy and sustainability
•
Significant Operating Leverage to LME
–
Third party sales of excess raw materials (e.g., bauxite and alumina) enhance our leverage to LME
•
Secure Supply
–
We have sufficient capacity to provide over 100% of our
internal alumina and bauxite requirements
•
Low Cost & Operating Flexibility
–
Competitive positions on global business costs curves:
Bauxite – second quartile, Alumina – third quartile, Primary
Aluminum – second quartile

INTEGRATED, COST EFFECTIVE ASSETS

Corporate Parent Cash Cost Components			% of US Production	US Smelter (Capacity)
Other Costs	Power	Alumina

Noranda chooses to manage costs without directly linking them to the LME
Operating Leverage Comparison
15%
New Madrid
(263k mt)
Not Indexed
to LME
Not Indexed
to LME
Pure
US$ Exposure
LTM Q1 2011 Business Summary
(1) Represents LTM Q1 2011 actual.
(2) Represents LTM Q1 2011 integrated upstream margin on cash cost  per pound multiplied by 583 million pounds.
LTM Primary aluminum shipments (mm lbs) 583
LTM average LME ($/lb) $        1.02
LTM MWTP ($/lb) 0.06
LTM average realized Midwest Transaction
Price ($/lb)
(1)
1.08
0.68
Integrated upstream  margin on cash cost
(1)
($/lb) $        0.39
Integrated upstream segment profit ($ mm)
(2)
$         230
Rolled products segment profit
(1)
($ mm) 52
Corporate expenses
(1)
($ mm) (27)
Total segment profit
(1)
($ mm) $         255

Net integrated cash cost of primary aluminum ($/lb)
(1)

•
Foil products
•
Light gauge sheet
Rolling Mill Operations Four Rolling Mills in Three States
Huntingdon, TN
2 plants, East and West
Started 1967 & 2000
Max. East capacity: 130mm lbs (1)
Max. West capacity: 235mm lbs (1)
Salisbury, NC
Started 1965
Max. Capacity: 95mm lbs (1)
Newport, AR
Started 1951
Max. Capacity:
35mm lbs (1)
Downstream segment completes integration and is a stable free cash flow generator
Low Cost, Leading Downstream Business
•
Low Cost Production
–
Huntingdon West is the lowest conversion
cost foil mill in North America according to
CRU
–
Q1 2011 LTM adjusted EBITDA of $245
million
–
Maintenance capital expenditures average
25% of adjusted EBITDA
•
Focused Growth
–
Gained demand share in 2009 and 2010
Products
_______________________
(1)      Maximum capacity, with actual capacity depending upon production mix.
•
HVAC fin stock
•
Container
•
Transformer winding

•
Stable source of free cash flow

Key Investment Highlights
Disciplined cost-cutting & profitable growth drive our sustainability

Integrated,
Cost Effective
Assets
Profitable Growth
& Productivity
Experienced
Management
Team
Favorable
Industry
Dynamics
Strong
Financial
Profile and
Performance

Multiple Levers for Growth
•
Noranda has several avenues through which to pursue growth
Growth offers new opportunities to drive cost savings and productivity
Prudent capital investment
Debottlenecking
Increase share of demand
Strategic acquisitions

Primary
$27
Bauxite
$20
Alumina
$17
Corporate
$2
Flat-Rolled
$11
Strong Focus on Productivity
2010 CORE savings
$77 million
CORE productivity program generating substantial recurring cost savings

Primary
$25
Flat-Rolled
$18
2009 CORE savings
$43 million
Primary
$11
Bauxite
$2
Alumina
$3
Corporate
$2
Flat-Rolled
$3
Q1 2011 CORE
savings $21 million
EBITDA
88%
CAPEX
12%
Average CORE
savings by type
•
CORE program generates:
–
EBITDA savings (cost
savings, cost avoidance
or cash generation)
–
Capital expenditure
savings or avoidance
•
CORE program is fundamental to our integrated strategy
•
$140 million CORE savings target during the period from 2009 through 2011
–
Exceeded our $140 million target during Q1 2011
–
New three year target to be announced in H2 2011

Less debt, lower costs, more cash flow and strong liquidity
Key Investment Highlights

Integrated,
Cost Effective
Assets
Profitable Growth
& Productivity
Experienced
Management
Team
Favorable
Industry
Dynamics
Strong
Financial
Profile and
Performance

STRONG FINANCIAL PROFILE AND PERFORMANCE

7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
6.0x
4.7x
1.5x
LTM Q1-09
LTM Q1-10
LTM Q1-11

$ in millions
Jun-07
Q1-09
Q1-10
Q1-11

$300
$250
$200
$150
$100
$50
$0
$ in millions
$158
$148
$245
LTM Q1-09
LTM Q1-10
LTM Q1-11

We Have Created the Financial Flexibility to Grow
Debt Balances (gross balances)
Net Debt
(3)
to LTM Adjusted EBITDA
LTM Adjusted EBITDA
Strong Balance Sheet
•
Highly flexible capital structure with no
near-term maturities, undrawn
revolver
(1)
, $257 million of liquidity
(2)
and no maintenance covenants
•
Repositioned during downturn by using
hedges to repurchase/repay debt
$420
$728
$1,142 $1,230
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Term B AcquisitionCo HoldCo Revolver
(1)
As of March 31,2011
(2)
$41.5 million of cash plus $215.2 million of available borrowing capacity under Revolver, as of March 31, 2011
(3)
Net debt is calculated as debt less cash and cash equivalents

Key Investment Highlights
Deep experience in cyclical and commodity businesses

Integrated,
Cost Effective
Assets
Profitable Growth
& Productivity
Experienced
Management
Team
Favorable
Industry
Dynamics
Strong
Financial
Profile and
Performance

•
Management has created significant shareholder value at Noranda
•
Our executive team’s 14 members have an average of 24 years of experience in cyclical and commodity industries
– Layle “Kip” Smith, President and Chief Executive
Officer,
has over 26 years of leadership experience, including in
various management positions with The Dow Chemical Company, as COO of Resolution Performance Products and as
CEO of Covalence Specialty Materials
– Robert B. Mahoney, Chief Financial
Officer,
has over 24 years of cyclical industry experience in senior financial management positions for semiconductor and electrical components companies
– Gail E. Lehman, Vice President & General
Counsel,
has over 20 years of corporate law experience, having held senior roles at industrial companies Honeywell, Covalence Specialty Materials and Hawker Beechcraft
– Peter J. Hartland, President of the Upstream
Business,
most recently served as President of the Coatings & Inks
Division for Hexion Specialty Chemicals, Inc. Since 1982, Hartland has held several operational management positions with Hexion and its predecessor, Borden Chemical
– Scott Croft, President of Norandal USA,
Inc,
has 25 years of experience in the rolling mill business
– Richard Lapine, Vice President of Sales &
Marketing,
has 35 years of experience in Chemicals, Plastics and
Automotive segments as a former executive at The Dow Chemical Company
– Charles Skoda, Vice President of Operations
Support,
has 10 years of experience in cyclical industries, including as an executive at Capital One, following a decorated career as an aviator in the U.S. Navy
– Remaining executive team members bring strong experience and are experts in their functional areas

Experienced Management Team

EXPERIENCED MANAGEMENT TEAM
Productivity
Grow Revenues
Cash & Financial Management
EH&S
Process Improvement
Employee Engagement
Individual Behaviors
Team Disciplines
Sustainable Relationships

Noranda Mission
Action oriented
Ethics and Values
Drive for Results
Process Management
Safety Focus
Problem Solving
Peer Relationships
Priority Setting
Managing Through
Systems
Existing for Customers
Caring for Co-workers
Respecting Suppliers
Enriching Communities
Rewarding Investors

Two #1
Priorities
Sustainable
Goals
Core
Values
Get the Results
Get the Results
Do the Right Things
Do the Right Things
the Right Way
the Right Way

Appendices

Non-GAAP Measure: Disclaimer
This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies.
These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. To the extent we discuss any non-GAAP financial measures in the course of this presentation, a reconciliation of each measure to the most directly comparable GAAP measure are available in the appendices that follow and are filed as an Exhibit 99 to our Current Report on Form 8-K furnished to the SEC concurrent with the use of this presentation.

Non-GAAP Measure: LTM Segment Profit (Loss)
Management has provided last twelve months (“LTM”) segment profit because it provides investors with additional information to measure operating performance. Using this metric, investors are able to assess our segment results for a full four quarter operating cycle, current through the most recently completed quarter. LTM segment profit (loss) is positively or negatively impacted by LME pricing and sales volumes, seasonality in electrical contract rates, and increases or decreases in other production related costs.
LTM segment profit is not a measure of financial performance under U.S. GAAP and may not be comparable to similarly titled measures used by other companies. LTM segment profit per pound shipped has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of results under U.S. GAAP.
The following table reconciles LTM segment profit for the periods presented (in millions):
31-Mar-11
$
Prior full year Segment Profit                   216.1
Less: prior year Q1 Segment Profit                    (42.9)
Plus: current year Q1 Segment Profit                     82.1
LTM Segment Profit
                  255.3

Non-GAAP Measure: LTM Segment Profit (Loss) (Cont’d)
The following tables summarize operating results and assets of our reportable segments and a reconciliation of segment profit (loss) to income before income taxes (in millions):
Sales:

External customers ..................................... 54.9 222.8 495.9 521.3 — — 1,294.9
Intersegment ............................................... 65.5 142.6 125.4 0.1 — (333.6) —
120.4 365.4 621.3 521.4 — (333.6) 1,294.9
Segment profit (loss) ......................................... 23.8 61.9 112.2 50.0 (26.9) (4.9) 216.1
Depreciation and amortization .......................... 9.6 19.3 48.3 20.5 1.0 — 98.7
Capital expenditures .......................................... 7.7 11.1 26.4 14.3 1.8 — 61.3
Segment profit (loss) ........................................ 23.8 61.9 112.2 50.0 (26.9) (4.9)
216.1
Depreciation and amortization ......................... (9.6) (19.3) (48.3) (20.5) (1.0) — (98.7)
LIFO/LCM ....................................................... — — (6.1) 3.7 — 2.8
0.4
Loss on asset disposal....................................... — — (3.3) (0.6) (0.1) — (4.0)
Non-cash pension, accretion and stock
compensation ............................................ (0.8) (1.1) (3.3) (2.4) (7.3) — (14.9)
Restructuring, relocation and severance ........... (3.2) (1.5) (2.0) (1.5) (3.7) — (11.9)
Consulting and sponsor fees .............................
— — — — (18.9) — (18.9)
Cash settlements on hedging transactions ........ — — 0.1 (2.5) — — (2.4)
Other, net ........................................................... 0.1 1.1 (0.1) — 0.7 —
1.8
Operating income (loss) ................................... 10.3 41.1 49.2 26.2 (57.2) (2.1) 67.5
Interest expense, net ......................................... 31.1
Gain on hedging activities, net ......................... (65.6)
Loss on debt repurchase ...................................
0.1
Total other income ........................................... 34.4
Income before income taxes .............................
101.9
Year ended December 31, 2010
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Year ended December 31, 2010
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $

Non-GAAP Measure: LTM Segment Profit (Loss) (Cont’d)
The following tables summarize operating results and assets of our reportable segments and a reconciliation of segment profit (loss) to income before income taxes (in millions):
Sales:

External customers ................................. 14.9 53.9 106.9 125.8 — — 301.5
Intersegment ........................................... 12.7 37.8 26.5 — — (77.0) —
Total sales ............................................... 27.6 91.7 133.4 125.8 — (77.0) 301.5
Segment profit (loss) ...................................... 7.7 6.7 26.4 11.2 (6.4) (2.7) 42.9
Depreciation and amortization ....................... 3.0 5.4 12.3 5.2 0.2 — 26.1
Capital expenditures....................................... 1.5 1.6 7.6 1.8 0.5 — 13.0
Segment profit (loss) ...................................... 7.7 6.7 26.4 11.2 (6.4) (2.7) 42.9
Depreciation and amortization ....................... (3.0) (5.4) (12.3) (5.2) (0.2) — (26.1)
Last in, first out and lower of cost or market
inventory adjustments ............................... — — 0.3 (1.3) — 1.9
0.9
Loss on disposal of assets .............................. — — (1.1) (0.4)
—
— (1.5)
Non-cash pension, accretion and stock
compensation ............................................. (0.2) (0.6) (0.8) (0.5)
(1.5)
— (3.6)
Restructuring, relocation and severance ........ (0.1) (1.6) (1.9) (1.4) — — (5.0)
Consulting and sponsor fees ..........................
— — — — (1.6) — (1.6)
Cash settlements on hedging transactions ...... — — 0.1 (0.5) — — (0.4)
Other, net ........................................................ 0.1 2.0 (0.1) — — —
2.0
Operating income (loss) ................................. 4.5 1.1 10.6 1.9 (9.7) (0.8)
7.6
Three months ended March 31, 2010
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Three months ended March 31, 2010
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Interest expense, net................................................................ ................................ ................................ 9.2
Gain on hedging activities, net................................ ................................................................ (1.7)
Loss on debt repurchase................................ ................................ ................................ ................................ 0.1
Total other expense ................................ ................................ ................................ ............................................... 7.6
Income before income taxes................................ ................................ ................................ .................................. —
.................
................................
........

Non-GAAP Measure: LTM Segment Profit (Loss) (Cont’d)
The following tables summarize operating results and assets of our reportable segments and a reconciliation of segment profit (loss) to income before income taxes (in millions):
Sales:

External customers .................................. 16.8 61.1 165.3 151.4 — — 394.6
Intersegment ............................................ 21.3 42.8 15.5 — — (79.6) —
Total sales ............................................... 38.1 103.9 180.8 151.4 — (79.6) 394.6
Segment profit (loss) ...................................... 6.4 22.9 47.8 13.5 (6.6) (1.9) 82.1
Depreciation and amortization ....................... 1.6 5.2 11.7 4.8 0.3 — 23.6
Capital expenditures ....................................... 3.1 2.3 6.1 2.0 — — 13.5
Segment profit (loss) ...................................... 6.4 22.9 47.8 13.5 (6.6) (1.9) 82.1
Depreciation and amortization ....................... (1.6) (5.2) (11.7) (4.8) (0.3) — (23.6)
Last in, first out and lower of cost or market
inventory adjustments ................................ — — (4.8) (5.9) — 0.6 (10.1)
Loss on disposal of assets ............................... — — (0.5) (0.6) — — (1.1)
Non-cash pension, accretion and stock
compensation .............................................. (0.1) (0.1) (0.7) (0.6) (2.2) — (3.7)
Restructuring, relocation and severance ......... — (0.1) (0.2) — (0.1) — (0.4)
Consulting and sponsor fees ...........................
— — — — (0.3) — (0.3)
Cash settlements on hedging transactions ...... — — (0.2) (1.0) — — (1.2)
Other, net ......................................................... (0.1) (0.2) 0.1 (0.1) — — (0.3)
Operating income (loss) ................................. 4.6 17.3 29.8 0.5 (9.5) (1.3) 41.4
Three months ended March 31, 2011
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Three months ended March 31, 2011
Bauxite
Alumina
refining
Primary
aluminum
products
Flat rolled
products Corporate Eliminations Consolidated
$ $ $ $ $ $ $
Interest expense, net ................................ ................................ ................................ ................................ ............... 5.7
Gain on hedging activities, net ................................ ................................ ................................ ................................ (21.8)
Total other income................................ ................................ ................................ ................................ ................. (16.1)
Income before income taxes ................................ ................................ ................................ ................................... 57.5

Non-GAAP Measure: Adjusted EBITDA
31-Mar-09 31-Mar-10 31-Mar-11
$
$
$
Prior full year Adjusted EBITDA
                            234.9                               98.3                             226.1
Less: prior year Q1 Adjusted EBITDA
                            (84.7)                               (7.6)                             (57.0)
Plus: current year Q1 Adjusted EBITDA
                                7.6                               57.0                               75.7
LTM Adjusted EBITDA
                            157.8                             147.7                             244.8
Last twelve months ended
Management uses “Adjusted EBITDA” as a liquidity measure in respect of the fixed-charge coverage ratio and the net senior secured leverage ratio, as defined in our debt agreements. As used herein, Adjusted EBITDA means net income before income taxes, net interest expense and depreciation and amortization, adjusted to eliminate certain non-cash expenses, restructuring charges, related party management fees, certain charges resulting from the use of purchase accounting and other specified items of income or expense.
The following table reconciles last twelve months (“LTM”) adjusted EBITDA for the periods presented (in millions):

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
Adjusted EBITDA is not a measure of financial performance under U.S. GAAP, and may not be comparable to similarly titled measures used by other companies in our industry. Adjusted
EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted
EBITDA excludes certain tax payments that may represent a reduction in cash available to us;
does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; does not reflect capital cash expenditures, future requirements for capital expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; and does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness. Adjusted EBITDA also includes incremental stand-alone costs and adds back non-cash hedging gains and losses, and certain other non-cash charges that are deducted in calculating net income. However, these are expenses that may recur, vary greatly and are difficult to predict. In addition, certain of these expenses can represent the reduction of cash that could be used for other corporate purposes.
You should not consider our Adjusted EBITDA as an alternative to operating or net income, determined in accordance with U.S. GAAP, as an indicator of our operating performance, or as an alternative to cash flows from operating activities, determined in accordance with U.S.
GAAP, as an indicator of our cash flows or as a measure of liquidity.

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
The following table reconciles Adjusted EBITDA to net income (loss) for the periods presented
(in millions):
Twelve months ended December 31,
2008
2009
2010

$
$
$
Adjusted EBITDA ........................................................................ 234.9 98.3 226.1
LIFO/LCM
(a)
............................................................................... (25.0) 17.4 0.4
Loss on disposal of assets ............................................................. (8.5) (7.3) (4.0)
Non-cash pension, accretion and stock compensation ................. (9.8) (10.8) (14.9)
Restructuring, relocation and severance ....................................... (8.3) (2.8) (11.9)
Consulting and sponsor fees ......................................................... (10.2) (5.8) (18.9)
Interest rate swaps ........................................................................ (6.0) (11.9) (11.0)
Gain (loss) on debt repurchases .................................................... (1.2) 211.2 (0.1)
New Madrid power outage
(b)
....................................................... — 30.6 —
Charges/fees related to early extinguishment of derivatives ........ — (17.9) (9.0)
Non-cash derivative gains and losses
(c)(d)
.................................... (47.0) 86.1 73.2
Goodwill and other intangible asset impairment .......................... (25.5) (108.0) —
Joint venture impairment .............................................................. — (80.3) —
Gain on business combination ...................................................... — 120.3 —
Joint venture EBITDA
(e)
.............................................................. (13.2) (8.0) —
Purchase accounting and other
(f)
................................................. (0.9) (11.0) 1.8
Depreciation and amortization ..................................................... (98.3) (86.6) (98.7)
Interest expense, net ..................................................................... (88.0) (53.5) (31.1)
Income tax expense (benefit) ....................................................... 32.9 (58.6) (35.0)
Net income (loss) ......................................................................... (74.1) 101.4 66.9

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
The following table reconciles Adjusted EBITDA to cash flow from operating activities for the periods presented (in millions):
Twelve months ended December  31,
2008 2009 2010
$ $ $
Adjusted EBITDA......................................................................... 234.9 98.3 226.1
Settlements from hedge terminations, net..................................... — 120.8 164.6
Insurance proceeds applied to capital expenditures....................... — (11.5) —
Equity in net income of investment in affiliates............................ (7.7) (0.7) —
Stock Compensation expense......................................................... 2.4 1.5 5.9
Changes in other assets.................................................................. 7.5 0.9 (10.0)
Changes in pension and other long-term liabilities....................... 0.2 (2.9) (0.6)
Changes in operating asset and liabilities...................................... 28.3 21.2 (32.6)
Income taxes.................................................................................. (40.5) (0.9) (20.2)
Interest expense, net...................................................................... (82.9) (12.1) (7.4)
LIFO/LCM
(a)
................................................................................. (25.0) 17.4 0.4
Non-cash pension, accretion and stock compensation.................. (9.8) (10.8) (14.9)
Restructuring, relocation and severance........................................ (8.3) (2.8) (11.9)
Consulting and sponsor fees.......................................................... (10.2) (5.8) (18.9)
Interest rate swaps......................................................................... (6.0) (11.9) (11.0)
New Madrid power outage
(b)
......................................................... — 30.6 —
disposal of assets.................................................................... — 8.8 —
................................................................ (13.2) (8.0) —
................................................... (4.2) (11.6) 1.4
Cash flow from operating activities.............................................. 65.5 220.5 270.9
Insurance proceeds applied to depreciation expense and loss on
Joint venture EBITDA
(e)
Purchase accounting and other
(f)

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
Year ended December 31,
2008
2009
2010
$
$
$
Fixed priced aluminum swaps .......................................................... 5.3 (93.1) (24.2)
Variable price aluminum swaps and other ........................................ 8.0 23.8  (2.5)
Natural gas swaps ............................................................................. 3.7 31.8  23.3
Interest rate swaps ............................................................................ 6.0 11.9  11.0
Total ................................................................................................. 23.0 (25.6) 7.6
(a)
Our New Madrid smelter and our rolling mills use the LIFO method of inventory accounting for financial reporting and tax purposes.  This adjustment restates net income to the FIFO method by eliminating LIFO expenses related to inventory held at the New Madrid smelter and the rolling mills.  Inventories at Gramercy and
St. Ann are stated at lower of weighted-average cost or market, and are not subject to the LIFO adjustment.  We also reduce inventory to the lower of cost (adjusted for purchase accounting) or market value.
(b)
Represents the portion of the insurance settlement used for claim-related capital expenditures.
(c)
We use derivative financial instruments to mitigate effects of fluctuations in aluminum and natural gas prices.  This adjustment eliminates the non-cash gains and losses resulting from fair market value changes of aluminum swaps, but does not affect the following cash settlements (received)/paid (in millions):
Year ended December 31,
2008
2009

$
$
Depreciation and amortization ....................................................................................................... 16.0 8.7
Net tax expense ............................................................................................................................. (2.7) (0.7)
Interest income .............................................................................................................................. (0.1) —
Total joint venture EBITDA adjustments ...................................................................................... 13.2 8.0
(f)
Represents impact from inventory step-up and other adjustments arising from adjusting assets acquired and liabilities assumed in the Joint Venture Transaction to their fair values as well as other immaterial non-recurring items
The previous table presents fixed price aluminum swap cash settlement amounts net of early termination discounts totaling $17.9 million in 2009 and $9.0 million in
2010.
(d)
During third quarter 2010, we concluded that certain non-cash hedge gains should be excluded for purposes of calculating Adjusted EBITDA under the credit agreement governing our senior secured credit facilities. As such, we excluded from the calculation of Adjusted EBITDA hedge gains totaling $53.6 million for the year ended December 31, 2010.
(e)
Prior to the consummation of the Joint Venture Transaction on August 31, 2009, our reported Adjusted EBITDA includes 50% of the net income of Gramercy and St.
Ann.  To reflect the underlying economics of the vertically integrated upstream business, this adjustment eliminates the following components of equity income to reflect 50% of the EBITDA of the joint ventures for the following periods (in millions):

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
The following table reconciles Adjusted EBITDA to net income (loss) for the periods presented
(in millions):
Three months ended
March 31, 2009 March 31, 2010 March 31, 2011
$ $ $
Adjusted EBITDA ................................................. 57.0 75.7
LIFO/LCM
(a)
........................................................ 0.9 (10.1)
Loss on disposal of assets ..................................... (1.5) (1.1)
Non-cash pension, accretion and stock
compensation .................................................. (3.6) (3.7)
Restructuring, relocation and severance (5.0) (0.4)
Consulting and sponsor fees ................................ (1.6) (0.3)
Interest rate swaps ............................................. — —
Loss on debt repurchases ...................................... (0.1) —
New Madrid power outage — —
Charges/fees related to early extinguishment
of derivatives................................................... (4.1) —
Non-cash derivative gains and losses
(b)(c)
(8.7) 27.0
Goodwill and other intangible asset
impairment........................................................ — —
Joint venture impairment ..................................... — —
Joint venture EBITDA......................................... — —
Other, net
(d)
........................................................... 2.0 (0.3)
Depreciation and amortization .......................... (26.1) (23.6)
Interest expense, net .............................................. (9.2) (5.7)
Income tax expense .............................................. (0.1) (19.2)
Net income (loss) ................................................. (0.1) 38.3
............
7.6
4.4
(2.4)
(2.3)
(0.3)
(0.9)
—
152.2
0.8
(8.6)
36.9
(43.0)
(45.3)
(3.7)
(1.9)
(25.4)
(15.9)
(7.9)
44.3

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
The following table reconciles Adjusted EBITDA to cash flow from operating activities for the periods presented (in millions):
Three months ended
March 31, 2009 March 31, 2010 March 31, 2011
$ $ $
Adjusted EBITDA ...................................................... 7.6 57.0 75.7
Settlements from hedge terminations, net ................ 50.4 58.7 —
Equity in net income of affiliates .............................. (1.3) — —
Stock compensation expense ..................................... 0.4 0.4 2.0
Changes in other assets .............................................. 6.0 (0.3) (5.8)
Changes in pension and other long-term liabilities 9.7 10.5 3.1
Changes in operating asset and liabilities .................. 15.5 (9.1) (25.1)
Income taxes .............................................................. 7.5 — (19.0)
Interest expense, net ................................................... (15.2) (8.3) (5.0)
Non-cash pension, accretion and stock compensation (2.3) (3.6) (3.7)
Restructuring, relocation and severance ..................... (0.3) (5.0) (0.4)
Consulting and sponsor fees ....................................... (0.9) (1.6) (0.3)
Interest rate swaps ....................................................... — — —
New Madrid power ou tage ......................................... 0.8 — —
Joint Venture EBITDA ................................................. (3.7) — —
Purchase accounting and other
(d)
............................... 1.0 1.9 (0.4)
Cash flow from operating activities ............................ 75.2 100.6 21.1

Non-GAAP Measure: Adjusted EBITDA (Cont’d)
(a)
Our New Madrid smelter and our rolling mills use the LIFO method of inventory accounting for financial reporting and tax purposes. This adjustment restates net income to the FIF O method by eliminating LIFO expenses related to inventory held at the NewMadrid smelter and the rolling mills. Inventories at Gramercy and
St. Ann are stated at lower of weighted - average cost or market, and are not subject to the LIFO adjustment. We also reduce inventory to the lower of cost
(adjusted for purchase accounting) or market value.
(b)
We use derivative financial instruments to mitigate effects of fluctuations in aluminum and natural gas prices. This adjustment eliminates the non-cash losses resulting from fair market value changes of aluminum swaps, but does not affect the following cash settlements (received)/paid (in millions):
Three months ended
March 31, 2009 March 31, 2010 March 31, 2011
$ $ $
Fixed priced aluminum swaps .................................. (26.2) (14.0) —
Variable price aluminum swaps and other................... 11.3 (0.5) 1.2
Natural gas swaps ...................................................... 6.7 4.0 (6.4)
Interest rate swaps ................................ .....................
__
Total ................................ .......................................... (8.2) (10.5) (5.2)
The previous table presents fixed price aluminum swap cash settlement amounts net of early termination discounts totaling $4. 1 million in the three months
__
__
ended March 31, 2010 and $9.0 million in the twelve months ended December  31, 2010.
(c)
During third quarter 2010, we concluded that certain non-cash hedge gains should be excluded for purposes of calculating Adjusted EBITDA under the credit agreement governing our senior secured credit facilities. As such, we excluded from the calculation of Adjusted EBITDA hedge gains totaling $53.6 the twelve months ended December
31, 2010.
(d)
Represents impact from inventory step-up and other adjustments arising from adjusting assets acquired and liabilities assumed in the Joint Venture Transaction to their fair values as well as other immaterial non-recurring items. As discussed in our 2010 Annual Report on Form 10-K, the Joint Venture Transaction closed on
August 31, 2009, whereby we became the sole owner of Gramercy and St. Ann.
gains and
million for

Non-GAAP Measure: Net Cash Cost of Primary Aluminum
Unit net cash cost for primary aluminum per pound represents the costs of producing commodity grade aluminum net of value-added and Midwest premiums on primary aluminum sales, and alumina and bauxite sales to external customers. The Company has provided unit net cash cost per pound of aluminum shipped because it provides investors with additional information to measure operating performance. Using this metric, investors are able to assess the prevailing LME price plus Midwest premium per pound versus unit net costs per pound shipped. Unit net cash cost per pound is positively or negatively impacted by changes in primary aluminum, alumina and bauxite production and sales volumes, natural gas and oil related costs, seasonality in electrical contract rates, and increases or decreases in other production related costs.
Unit net cash costs is not a measure of financial performance under U.S. GAAP and may not be comparable to similarly titled measures used by other companies. Unit net cash costs per pound shipped has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of results under U.S. GAAP.

Non-GAAP Measure: Net Cash Cost of Primary Aluminum (Cont’d)
The following table reconciles last twelve months (“LTM”) net cash costs for the periods presented:
31-Mar-09 31-Mar-10 31-Mar-11
$
$
$
Cash Cost:
Prior full year cash costs (in millions) $               482.5 $               271.6 $               391.2
Less: prior year Q1 cash costs (100.6) (75.3) (87.3)
Plus: current year Q1 cash costs 75.3 87.3 93.8
LTM cash costs $               457.2 $               283.6 $               397.7
Shipments:
Prior full year shipments (in millions) 589.9 351.6 560.5
Less: prior year Q1 shipments (144.8) (88.9) (120.8)
Plus: current year Q1 shipments 88.9 120.8 143.0
LTM shipments 534.0 383.5 582.7
Net cash cost of primary aluminum ($/lb)
$                 0.86 $                 0.74 $                 0.68
Last  twelve months ended

Non-GAAP Measure: Net Cash Cost of Primary Aluminum (Cont’d)
The following table reconciles net cash costs for the periods presented:
Year ended December 31,
2008 2009 2010
Total primary aluminum cash cost (in millions)
(a)
........................................................
$ 482.5 $ 271.6 $ 391.2
Total shipments (pounds in millions) ..............................................................................
589.9 351.6 560.5
Net primary aluminum cash cost per pound of primary aluminum ...........................
$ 0.82 $ 0.77 $ 0.70
(a)
Total primary aluminum cash cost is calculated  below (in millions):
Total primary aluminum  revenue ..................................................................
$ 758.5 $ 340.3 $ 621.3
Less fabrication premiums and other revenue .............................................
(45.9) (55.8) (37.1)
Realized Midwest transaction  price revenue ...............................................
712.6 284.5 584.2
Primary aluminum  products segment profit ...............................................
222.7 4.9 112.2
Alumina refining segment profit (loss) ........................................................
— (2.3) 61.9
Bauxite  segment profit ..................................................................................
— 12.3 23.8
Profit eliminations ........................................................................................
7.4 (2.0) (4.9)
Total ...............................................................................................................
230.1 12.9 193.0
Total  primary aluminum cash cost (in millions) ........................................
$ 482.5 $ 271.6 $391.2
(b)
During 2009, we refined our cash cost calculation methodologies to reflect an adjusted EBITDA based calculation (see the “Covenant
Compliance” section for a full description and reconciliation of adjusted EBITDA).  As a result, 2008 figures may not tie to cash costs as presented in 2008 filings.
(b)

Non-GAAP Measure: Net Cash Cost of Primary Aluminum (Cont’d)
The following table reconciles net cash costs for the periods presented:
Three months ended
March 31, 2009 March 31, 2010 March 31, 2011
Total primary aluminum cash cost (in millions)
(a)
............................ .
$ 75.3 $ 87.3 $ 93.8
Total shipments (pounds in millions)................................................
88.9 120.8 143.0
Net cash cost for primary aluminum products (per pound shipped)..
$ 0.85 $ 0.72 $ 0.66
(a)
Total primary aluminum cash cost is calculated below (in millions):
Total primary aluminum product sales .............................................................
$ 75.3 $ 133.4 $ 180. 8
Less fabrication premiums and other revenue ................................................
(13.5) (8.0) (11.8)
Realized Midwest transaction price revenue .................................................. 61.8 125.4 169.0
Primary aluminum products segment profit ....................................................
(13.5) 26.4 47.8
Alumina refining segment profit ........................................................................
- 6.7 22.9
Bauxite segment profit ........................................................................................
- 7.7 6.4
Profit eliminations ................................................................................................
- (2.7) (1.9)
Total .......................................................................................................................
(13.5) 38.1 75.2
Total primary aluminum cash cost ..................................................................... $ 75.3 $ 87.3 $ 93.8

Non-GAAP Measure: Net Income (Loss), Excluding Special Items
31-Mar-09 31-Mar-10 31-Mar-11
$
$
$
Prior full year net income (loss)                    (74.1)                   101.4                     66.9
Less: prior year Q1 net income (loss)                    (17.2)                    (44.3)                       0.1
Plus: current year Q1 net income (loss)                     44.3                      (0.1)                     38.3
LTM net income (loss)                    (47.0)                     57.0                   105.3
Less:  impact of special items                    (24.7)                  (140.2)                    (38.3)
LTM net income (loss) excluding special items
                   (71.7)                    (83.2)                     67.0
Last twelve months ended
“Net income (loss), excluding special items” means net income adjusted to eliminate the impact of certain transactions and events referred to as “special items,” as listed herein. Management has provided net income
(loss), excluding special items because the measure provides investors with additional information with which to measure operating results. Using these metrics, investors are able to assess the impact of certain transactions and events on earnings and to compare net income (loss) from period to period with the impact of those transactions and events removed from all periods. Management believes this metric is a valuable tool in assisting investors to compare financial results from period to period.
Net income (loss), excluding special items may not be comparable to similarly titled measures used by other companies. Net income (loss), excluding special items should not be considered in isolation from or as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP. Net income (loss), excluding special items has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of results as reported under U.S. GAAP.
The following table reconciles last twelve months (“LTM”) net income (loss), excluding special items for the periods presented (in millions):

Non-GAAP Measure: Net Income (Loss), Excluding Special Items (Cont’d)
31-Mar-09 31-Mar-10 31-Mar-11
$
$
$
Prior full year special items                    (68.3)                   239.0                     21.7
Less: prior year Q1 special items                      (3.7)                    (96.7)                       2.1
Plus: current year Q1 special items                     96.7                      (2.1)                     14.5
LTM special items                     24.7                   140.2                     38.3
Last twelve months ended
The following table presents the impact of special items for the periods presented (in millions):
2009 2010 2011
First
quarter
Second
quarter
Third
quarter
Fourth
quarter
First
quarter
Second
quarter
Third
quarter
Fourth
quarter
First
quarter
$ $ $ $ $ $ $ $ $
Pre
-
tax impact of specific transactions:
Insurance recoveries in excess of
losses .............................................. — 29.2 14.3 — — — — — —
Management agreement termination ..... — — — — — (12.5) — — —
Modification of stock options ................. — — — — — (3.2) — — —
Transaction related legal costs ................ — — — — (0.3) (5.2) — — —
Restructuring ........................................... — — — — (4.4) (3.2) — — —
Executive separation agreement ............. — — — — — — — (3.3) —
Goodwill and other intangible asset
impairment .................................... (43.0) — — (65.0) — — — — —
Gain on hedging activities ....................... 45.1 53.2 5.9 7.6 1.7 20.6 21. 7 21.6 21. 8
Joint venture impairment ........................ (45.3) (35.0) — — — — — — —
Gain (loss) on debt repurchase ................ 152.2 12.4 28.6 18.0 (0.1) (2.5) 3.5 (1.0) —
Gain on business combination ............... — — 120.3 — — — — — —
Income tax impact of special items ...... (12.3) (19.8) (41.7) 14.3 1.0 2.0 (8.8) (5.9) (7.3)
Impact of special items on net income
(loss)........................................................... 96.7 40.0 127.4 (2 5.1 ) (2.1) (4.0) 16 .4 11. 4 14.5

Non-GAAP Measure: Operating Cash Flow, Excluding Aluminum Hedges
31-Mar-09 31-Mar-10 31-Mar-11
$
$
$
Prior full year operating cash flow
                              65.5
                            220.5
                            270.9
Less: prior year Q1 operating cash flow
                            (78.6)
                            (75.2)
                          (100.6)
Plus: current year Q1 operating cash flow
                              75.2
                            100.6
                              21.1
LTM operating cash flow
                              62.1                             245.9                             191.4
Less:  Aluminum hedge settlements
                            (67.9)
                          (210.1)
                          (116.1)
LTM Operating cash flow, excluding aluminum hedges
                              (5.8)                               35.8                               75.3
Last twelve months ended
“Operating cash flow, excluding aluminum hedges” means operating cash flow adjusted to eliminate the impact of cash settlements related to aluminum hedges. Management has provided operating cash flow, excluding aluminum hedges because the measure provides investors with additional information with which to measure our operating results. Using these metrics, investors are able to assess our cash flows from operations from period to period with the impact of aluminum hedge settlements removed from all periods. Management believes this metric is a valuable tool in assisting investors to compare financial results from period to period.
Operating cash flow, excluding aluminum hedges may not be comparable to similarly titled measures used by other companies and should not be considered in isolation from or as an alternative to cash flow from operating activities or any other performance measures derived in accordance with U.S. GAAP. Operating cash flow, excluding aluminum hedges has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of results as reported under U.S. GAAP.
The following table reconciles last twelve months (“LTM”) operating cash flow, excluding aluminum hedges for the periods presented (in millions):